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                        AMENDMENT AGREEMENT
                        -------------------

THIS AGREEMENT made as of the 4th day of April 2001


BETWEEN:

            GEOFFREY N. GOODALL, of 1315 Arborlynn Drive,
            North Vancouver, B.C.  V7J 2V6

            (the "Optionor")
                                                         OF THE FIRST PART

AND:

            TUSCANY MINERALS, LTD, a Nevada corporation, having a registered office located at 2300
            West Sahara Avenue, Suite 500, Las Vegas,
            Nevada, 89102

            (the "Optionee")
                                                         OF THE SECOND PART


WHEREAS:

A. The Optionor and the Optionee entered into an option agreement dated the 8th day of December 2000;

B. The Optionor and the Optionee have agreed to amend the Option Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the sum of Ten Dollars ($10.00) now paid by the Optionee to the Optionor (the receipt of which is hereby acknowledged), the parties agree as follows:

1. The Option Agreement is hereby amended to delete Section 10 of the Option Agreement entitled "Surrender of Property Interests
Prior to Termination of Agreement".

2. The Option Agreement shall continue in full force and effect in accordance with its terms except as amended by this Agreement.

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                               -2-


3. This Agreement shall enure to the benefit of and be binding upon the parties and their respective successors and permitted assigns.

4. This Agreement shall be governed by and construed in accordance with the laws of British Columbia and shall be subject to the approval of all securities regulatory authorities having jurisdiction.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.





/s/ Geoffrey N. Goodall
_______________________
GEOFFREY N. GOODALL



TUSCANY MINERALS, LTD.
by its authorized signatory

/s/ J. Stephen Barley
---------------------------------
Signature of Authorized Signatory


J. STEPHEN BARLEY
----------------------------
Name of Authorized Signatory

PRESIDENT
--------------------------------
Position of Authorized Signatory